SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 9, 2002


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                       COLORADO WYOMING RESERVE COMPANY
            (Exact name of registrant as specified in its charter)
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        WYOMING                    0-09482                   83-0246080
    (State or other        (Commission File Number)      (I.R.S. Employer
    jurisdiction of                                    Identification Number)
    incorporation or
     organization)


                          751 HORIZON COURT, SUITE 205
                         GRAND JUNCTION, COLORADO 81506
                                 (970) 255-9995
  (Address and Telephone Number of Registrant's Principal Executive Office)


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ITEM 5.  OTHER EVENTS

Results of the first test well on the Remington Prospect, which well covers approximately 160 acres of the 26 square mile (16,640 acres) portion of the Company's Paradox Basin leasehold position encompassed by the 3-D seismic survey acquired by the Company during fiscal 2001 (the "3-D Seismic Area"), were unsuccessful. The Company plans to review the 3-D seismic data and the sub surface data obtained by drilling the test well to determine whether future shallow zone exploration in the Remington Prospect and in the 3-D Seismic Area is warranted. In addition, the Company intends to study ways of developing the deeper horizon potential identified by the 3-D seismic survey.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COLORADO WYOMING RESERVE COMPANY



Date:  December 16, 2002               BY: /s/J. Samuel Butler
                                          ------------------------------------
                                           J. Samuel Butler
                                           Director

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